September 2022 EMPOWERING LABS, CHANGING HUMAN HEALTH

Disclaimer and Forward-Looking Statements

Forward-looking statements and other information

This presentation contains "forward-looking statements." These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on IsoPlexis' current beliefs, expectations and assumptions regarding the future of its business, future plans and strategies and other future conditions. Such forward-looking statements may include, without limitation, statements about future opportunities for IsoPlexis and its products and services, its future operations, financial or operating results, including its financial guidance, anticipated business levels, future earnings, planned activities, anticipated growth, market opportunities, strategies, competitions and other expectations and targets for future periods. In some cases, you can identify forward-looking statements because they contain words such as "anticipate," "believe," "estimate," "expect," "intend," "may," "predict," "project," "target," "potential," "seek," "will," "would," "could," "continuing," "forward," "should," "continue," "contemplate," "plan," and other words and terms of similar meaning. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond its control. IsoPlexis cautions you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes may differ materially from those made in or suggested by the forward-looking statements contained in this press release. In addition, even if its results of operations, financial condition and cash flows, and the development of the markets in which IsoPlexis operates, are consistent with the forward-looking statements contained in this press release, those results or developments may not be indicative of results or developments in subsequent periods. New factors emerge from time to time that may cause IsoPlexis' business not to develop as it expects, and it is not possible for it to predict all of them.

Factors that could cause actual results and outcomes to differ from those reflected in forward-looking statements include, among others, the following: estimates of IsoPlexis' addressable market, market growth, future revenue, expenses, capital requirements and IsoPlexis' needs for additional financing; the implementation of IsoPlexis' business model and strategic plans for its products and technologies; competitive companies and technologies and IsoPlexis' industry; IsoPlexis' ability to manage and grow its business by expanding its sales to existing customers or introducing its products to new customers; IsoPlexis's ability to develop and commercialize new products; IsoPlexis' ability to establish and maintain intellectual property protection for its products or avoid or defend claims of infringement; the performance of third party suppliers; IsoPlexis' ability to hire and retain key personnel and to manage its future growth effectively; IsoPlexis's ability to obtain additional financing in future offerings; the volatility of the trading price of its common stock; IsoPlexis' expectations regarding use of proceeds from its initial public offering ("IPO"); the potential effects of government regulation; the impact of COVID-19 on IsoPlexis' business; and IsoPlexis' expectations about market trends. For a further discussion of these and other factors that could impact IsoPlexis' future results, performance or transactions, see the section "Risk Factors" included in its Form 10-K filed with the Securities and Exchange Commission ("SEC") on March 30, 2022, and its other filings with the SEC. Given these uncertainties, you should not place undue reliance on these forward-looking statements. It is not possible for IsoPlexis to predict all risks, nor can it assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements it may make. IsoPlexis qualifies all of the forward-looking statements in this presentation by these cautionary statements. Except as required by law, IsoPlexis undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Market, Industry and Other Data

This presentation includes estimates regarding market and industry data. Unless otherwise indicated, information concerning our industry and the markets in which we operate, including our general expectations, market position, market opportunity and market size, are based on our management's knowledge and experience in the markets in which we operate, together with currently available information obtained from various sources, including publicly available information, industry reports and publications, surveys, our customers, trade and business organizations and other contacts in the markets in which we operate. Certain information is based on management estimates, which have been derived from third-party sources, as well as data from our internal research. In presenting this information, we have made certain assumptions that we believe to be reasonable based on such data and other similar sources and on our knowledge of, and our experience to date in, the markets in which we operate. Market and industry data, which is derived in part from management's estimates and beliefs, are subject to change and may be limited by the availability of raw data, the voluntary nature of the data gathering process and other limitations inherent in any statistical survey of such data. In addition, projections, assumptions and estimates of the future performance of the markets in which we operate and our future performance are necessarily subject to uncertainty and risk due to a variety of factors, including those described in "Risk Factors" and "Special Note Regarding Forward-Looking Statements" of the registration statement. These and other factors could cause results to differ materially from those expressed in the estimates made by third parties and by us.

Trademarks

Each trademark, trade name or service mark of any other company appearing or incorporated by reference in this presentation belongs to its holder. We do not intend our use or display of other companies' trademarks, trade names or service marks to imply a relationship with, or endorsement or sponsorship of us by, such other companies.

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Our Differentiated Lab Tools are Empowering the Field 4 100% OF TOP 15 PHARMA 2 78% OF COMPREHENSIVE CANCER CENTERS 3 112 PUBLICATIONS 254 INSTRUMENTS IN THE FIELD $18.7M TTM REVENUE 1 • Differentiated, High Need Product Positioning: Cell behavior & proteome workflow • Easy to Access package: Small, benchtop instruments with effortless workflow / software • Consumable Driven: Expanding installed base increasingly positions for “razorblade” model 1 Unaudited results for Q2 ending 6/30/2022. 2 By 2020 revenue. 3 Based on the National Cancer Institute’s list of Comprehensive Cancer Centers 18 inches 28 inches Leading customer base in Pharma, Biotech, Medical Centers

Key Growth Initiatives Driving IsoPlexis

- **Commercial Growth:** Drive continued velocity of 254 instrument base & flexibility of applications, demonstrating ability to 'land and expand' with installed base, increasing 'razorblade' consumable percentage of revenue

- **Product Growth:** Enhance flexibility of IsoCode cell analysis & launch Codeplex product suite to appeal to two larger mainstream markets, with attractive differentiation vs. market leaders

- **Operations & Finance:** Expand consumables gross margin to 70%+ range, driving top-line impact & profitability. Continue company-wide OpEx efficiencies to conserve cash while driving path to more profitable growth

Proliferate Instruments, Drive "Razorblade" consumables



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Cellular Behavior
Effortless Proteomics
Proteomic Multiomics
18 inches

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Evolving One Benchtop Platform into 3 Mass Market Opportunities

Each Advancement increases addressable market by 2-5x


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18 inches

	2021	2022	2023	2024
IsoCode™ Single-Cell Analysis	Phospho-proteomics across cells	Coverage of Majority Cell Types	Flexible Cytometry: All proteins	Cytometry in Throughput
CodePlex™ Bulk Proteomics		Early Access + Data	Effortless Proteomics: Cytokines	Effortless Proteomics: All Proteins
Duomic™ Multi-omics			Early Access + Data	Targeted Transcript +All Proteins

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Unique ISO Products are Increasingly Positioned for Mass Market Users



IsoCode Single-Cell Analysis

Unique Dimension of Cell Behavior vs. Flow Cytometry

- Increasing Cell Types, Proteins Accessible, & Cell Surface flexibility
- Increasing demand of flow users for function + cytometry

$2.5B / $12.0B[1]

CodePlex Bulk Proteomics

Unique Effortless Workflow, Throughput, Cost vs. Multiplexed Proteomics

- Launching workflow automates 90% labor, 80% less sample, 25% less cost
- Fulfilling demand of proteomics users to eliminate workflow

$1.5B / $10.0B[1]

Duomic Multi-omics

Uniquely ELISA Protein (Gold Standard) vs. Standard Multi-Omics

- First to launch gold standard, non-NGS proteomic data + gene expression
- Fulfilling demand for greater proteomics insights to multi-omics

$750M / $12.0B[1]

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IsoCode: Highly Differentiated Cell Behavior Analysis vs. Flow Cytometry 8 Cytokines / Output Proteins per Cell Few New Dimension of Cell Behavior Surface Marker per Cell Many Adding ISO Flexibility for flow users Ease of Cytokine Workflow ✓  Ease of Use of Instrument & Software Miniaturized System (<18 inches) ✓  Instrument Requires No Technician ✓  Informatics Requires No Technician ✓ 

Ease of End to End Cell Analysis Workflow is Key

RANGE OF CELL TYPES & PROTEIN PANELS LAB'S NEED




Entire Cell
Library Available [1]

REAGENTS UNIQUE TO OUR SYSTEM: FLOW CELLS



IsoCode™ Chip

EFFORTLESSLY AUTOMATED, SMALL FOOTPRINT

IsoLight™ & IsoSpark™


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IsoLight™ & IsoSpark™

ANALYTICS THAT DON'T REQUIRE TECHNICIANS



IsoSpeak™

[1] See IsoPlexis website for annotated definition of evolving functional cell library

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Cell flexibility on system has expanded significantly, expanding market Extracellular Matrix / Cardio/vascular 10 Cells of the Central Nervous System Broader Immune lineages Tumor Cells of all types Vascular /Transplant Biology COVID & Infectious Disease Tumor Cell Profiling Cell Matrix / Cells BROADER PUBLICATION AREAS IN LTMBROAD COVERAGE ON ISOPLEXIS SYSTEMS* * Protocols/Publications at isoplexis.com Multiple early factors anticipate post- acute COVID-19 sequelae

Increasing Cell Analysis Flexibility for Comprehensive Cellular Biology



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3 Lasers: Today



405nm 473nm 638nm



7 Colors + Brightfield Capabilities: Today

Adding Cytometry Flexibility

2 established surface markers, stains within kit ('21)

Use cases / protocols / kits with wide range of cell types ('22)

Multiple surface markers; more open flexibility with cell stains ('23)

Capability of 7 colors + brightfield on IsoSpark today

Adding Key Multiplexed Proteins Inaccessible on Flow

30+ Cytokines, Chemokines, Growth Factors ('20)

15+ Phosphoproteins, Translation, Transcription Factors ('21)

15+ Integrated Phosphoproteins & Cytokines ('22)

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CodePlex™: Effortless Proteomics Made for This Moment



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5 - 50[3]
Proteins Per Sample*

17,000[2]
System TAM

Fully Featured Product for Access in Q1 2023

15+ Steps[1] **→ 1 Step**
Effortlessly Automated Workflow

When Compared to Traditional Methods:

Save 90% of Labor Cost	Save 80% of Sample	Save 25% Price Per Sample

EMPOWER EVERY LAB WITH EFFORTLESS PROTEOMICS

[1] Multiplexed bead based ELISA workflow; [2] Consulting research; [3] * Current and future targeted panel sizes, starting with Panels around 20 plex range

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CodePlex Addresses Customer Pain Points vs. Status Quo 13 CHANGING WORKFORCE demanding more time away from the bench, ie. effortless workflows RESULTS DRIVEN all labs need confidence to move forward, with gold standard proteomics PRECIOUS SAMPLES samples, whether fresh or banked, are valuable & harder to access COSTS MATTER Performance must be balanced with price & labor cost ✓ ✓ ✓ ✓

Bulk Multiplexed Proteomics: Codeplex & the Workflow Opportunity



Traditional Bead-Based Methods

Laborious and difficult workflow

+
- Flexible analytes
- Customer familiarity

−
- Tedious workflow
- Performance affected by workflow
- High sample volume

CodePlex Proteomics

Small, easy to use, reliable, cost-effective


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- **High Multiplexing capabilities**
- **With effortless workflow**

NGS-Derivative Proteomics

Applies to technical labs, high technical hurdles



+
- High sensitivity
- Very high multiplex capabilities

−
- Requires significant expertise
- Takes days to get data, with difficult workflow

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Traditional vs. Codeplex Bulk Proteomic Workflow 15 Codeplex

Over 75% of Proteomics Customers Choose Mid-Plex, Codeplex’ Specialty 16 Proteomics Survey: Approximately how many cytokines or other protein markers do you feel you need to measure to create an accurate profile of cellular function? 1-5 14% 6-10 31% 11-15 17% 16-20 19% 21-25 9% 26-30 5% 31-40 1% 41-100 4% Mid-plex = Largest Part of Market: Codeplex fulfills need uniquely in this highlighted area * 302-person survey / consulting research

It’s Bulk Multiplexed Proteome Analysis Without the Bulky Process 17 Prepare Reagents 1 pipette action per sample triplicate Load Instrument Fully Automated Effortless Workflow CodePlex Platform Traditional Method Prepare Reagents 12-18 hr Incubate 20 min Wash x3 20 min Export data ? Add samples to each well 20 min Incubate 20 min Wash 20 min Add antibody 20 min Incubate 20 min Wash 20 min Add reagent 20 min Incubate 20 min Wash 20 min Incubate 20 min Manual Analysis with 3rd party software ? 24+ Hours Hands-On Time <30 Minutes Hands-On Time • Raw data • Basic statistics • Bar chart • Heat map • Dot plot 15 min 10 min 5 min Fully Automated

What does CodePlex Deliver?

- 20 sample chambers per chip (80 per run) at launch
    - *30 sample chambers per chip (120 per run) in later ‘23*
- 5 – 50 plex Assays
- <10uL sample per chamber
- < 30 min hands on time for assay set up
- </= 15% CVs (within a single chip and across chips)
- Built-in triplicate for each sample chamber
- Integrated Analysis Software
- Test menu value: Same instrument as IsoCode Chips



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Phosphoproteins Cytokines, Chemokines, Growth Factors Duomic: IsoPlexis Will Drive Leadership in Proteomic Driven Multiomics 19 Proteomic Driven Multi-omics in Single Cell Biology will drive Pre-Clinical and Translational Medicine: Late 2023 as Service IsoPlexis is the only company to provide functional protein analyte classes critical to the clinical arena 1 > Data presented at SITC, AACR, & AGBT Precision Health + 1Consulting research PROTEIN DRIVEN MULTIOMICS

Full Workflow for Duomic, Powered by Proteome + Transcriptome 20 cDNA IsoZipCode™: mRNA Capture Proteomic Barcode: Protein Capture Bead w/ Unique Cellular Identifier + IsoZipCode Illustrative Schematic of Duomic workflow Single-Cell Proteome from Chamber 250 Chamber #250 Transcriptome Proteome

Duomic Will Open Up New, Clinically Relevant Multiomic Markets 21 Nature Method of the Year: Single-Cell Multimodal omicsNature Method of the Year: Single-Cell Gene expression Duomic’s novel proteomic analytes enable large, new multiomic opportunities in medicine 2013 2019

167 Foundational Patents Issued and Filed Underpins Continued Expansion

IsoLight

IsoSpark

IsoSpeak

Single-Cell Sequencing & Protein

Single-Cell Secretome

Single-Cell Intracellular Proteome

Single-Cell Metabolome

In Situ Sequencing and Reagents

CodePlex Secretome

CodePlex Intracellular Proteome

CodePlex Metabolome

167

PROTEOMICS, SEQUENCING, AND SYSTEM PATENTS


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Cellular Behavior
Effortless Proteomics
Proteomic Multiomics

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23 To cell behavior and proteomics being accessible to every lab – driving proteomic driven health Cellular Behavior Proteomic Multiomics Effortless Proteomics + Empowering Labs to Leverage Cellular & Proteomic Biology to Advance Health Going from a world where access to the right cells and proteome take highly technical labs with laborious workflows +

© 2022 ISOPLEXIS | ALL RIGHTS RESERVED For Research Use Only. Not for Use in Diagnostic Procedures.